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                                                                  EXHIBIT 10.38

                      Schedule of ALP Facility Leases
         which are Substantially in the Form Attached as Exhibit 10.37


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                                                                                     ORIGINAL
                                                                                      LEASING                      NO. OF UNITS
 FACILITY NAME                                       LOCATION                  COMMITMENT FEE     BASE RENT        IN FACILITY
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
Alterra Sterling House of Lancaster                  Lancaster, Texas            $ 1,675,000.0    $ 155,607.5           37

Alterra Sterling House of Bartlesville South         Bartlesville, Oklahoma      $ 1,910,000.0    $ 173,810.3           33

Alterra Sterling House of Englewood                  Englewood, Ohio             $ 2,340,000.0    $ 202,995.0           42

Alterra Sterling House of Bethany, Alterra
Sterling House of Derby, and Alterra Sterling
House of Wellington                                  Bethany, Kansas; Derby,
                                                     Kansas; Wellington, Kansas  $ 7,510,000.0    $ 735,229.0       26; 26; 26

Alterra Sterling House of Temple                     Temple, Texas               $ 4,750,000.0    $ 221,450.0           42

Alterra Sterling House of Barberton                  Barberton, Ohio             $ 2,400,000.0    $ 212,640.0           42

Alterra Sterling House of Kerrville                  Kerrville, Texas            $ 3,831,000.0    $ 204,336.2           37

Alterra Sterling House of Marion                     Marion, Ohio                $ 2,785,000.0    $ 246,472.5           43

Alterra Sterling House of Ormond Beach               Ormond Beach, Florida       $ 2,890,000.0    $ 268,481.0           42

Alterra Sterling House of Whitby                     San Antonio, Texas          $ 2,700,000.0    $ 267,300.0           50

Alterra Sterling House of Ocala                      Ocala, Florida              $ 5,460,000.0    $ 247,911.0           42

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